Prospectus Supplement	June 10, 2014

Putnam VT George Putnam Balanced Fund	Prospectus dated April 30, 2014

The sub-section Your fund's management in the section Fund summary or Fund summaries is deleted in its entirety and replaced with the following:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio managers
Aaron Cooper, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2014

Kevin Murphy, Portfolio Manager, portfolio manager of the fund since 2008

In the sub-section Portfolio managers in the section Who oversees and manages the fund? or Who oversees and manages the funds? the table containing biographical information of the portfolio managers of Putnam VT George Putnam Balanced Fund is deleted in its entirety and replaced with the following:

	Joined		Positions over past
Portfolio managers	fund	Employer	five years

Aaron Cooper	2014	Putnam	Director, Global Equity
		Management	Research
2011 – Present

		Fidelity	Managing Director
		Investments	of Research, Analyst
2000 – 2011

Kevin Murphy	2012	Putnam	Portfolio Manager
		Management	Previously, Team Leader,
		1999–Present	High Grade Credit

In the combined prospectus for the fund and the other funds in Putnam Variable Trust, the Investment Category of Putnam VT George Putnam Balanced Fund identified on the front cover of the prospectus is changed to Asset Allocation.

The primary benchmark for the equity portion of the fund’s portfolio is changed to the S&P 500 Index, an unmanaged index of large U.S. company stocks. The S&P 500 Index is more representative than the Russell 1000 Value Index of the large company stocks in which the fund invests. The composition of the fund’s secondary benchmark, the George Putnam Blended Index, is changed so that 60% of the index is represented by the S&P 500 Index, and 40% is represented by the Barclay’s U.S. Aggregate Bond Index.

The sub-section Investments in the section Fund summary - Investments, risks, and performance or Fund summaries - Investments, risks, and performance is deleted in its entirety and replaced with the following:

We invest mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. We buy bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). We may consider, among other factors, a company's valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The second paragraph in the sub-section Risks in the section Fund summary - Investments, risks, and performance or Fund summaries - Investments, risks, and performance is deleted in its entirety and replaced with the following:

The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. The value of bond investments is also affected by changing market perceptions of the risk of default. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer term bonds. Our use of derivatives may increase these risks by increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The first paragraph in the section What are the fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

This section contains greater detail on the fund's main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund's goal by investing mainly in bonds and in common stocks of large U.S. companies, with a greater emphasis on common stocks. However, under normal circumstances, we invest at least 25% of the fund's total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.

In addition, the following is added to the Common stocks paragraph in this section.

Growth stocks -- Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

The paragraph Small and midsize companies in this section is deleted.

288732 6/14

-3-